Exhibit 99.1	NEWS RELEASE RARE ELEMENT RESOURCES LTD. TSX: RES & NYSE-AMEX: REE October 4, 2011 Ref: 22-2011

Rare Element’s Bear Lodge exploration advances rapidly

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42 drill holes totaling 9,445 meters targeting rare earths completed.

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13 reverse circulation drill holes totaling 1,899 meters targeting gold completed.

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Assays will be announced starting in October, 2011.

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610 meters of trenching completed.

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CSAMT geophysical survey completed.

Lakewood, Colorado - Rare Element Resources Ltd. (TSX: RES and NYSE-AMEX: REE) (the "Company") is pleased to provide a progress update on exploration activities at the Bear Lodge Rare Earth project and the Sundance Gold Project, both located in the Bear Lodge Mountains near Sundance, Wyoming. Exploration activities at the Bear Lodge rare earth element (REE) and Sundance gold projects include core and reverse circulation drilling, trenching, geological mapping and surface sampling, and a detailed geophysical survey. Exploration work at the project site is expected to continue through November 2011.

Rare Element’s recent discoveries of rare earth mineralization in new areas peripheral to, and west of, the Bull Hill deposit show some overlap with areas of known gold mineralization. A fourth core drill rig was added to accelerate exploration in the outlying areas. Currently three core rigs are conducting dedicated REE exploration and resource definition, while the fourth will conduct gold, REE, and geotechnical drilling. A reverse circulation (RC) drill rig continues to drill gold targets and may be transferred to the REE exploration program to collect bulk samples for metallurgical testing.

Jim Clark, Vice President of Exploration states, “We are extremely pleased at the progress made to date on the exploration program. We are adding to the Bull Hill resource, expanding and defining the Whitetail Ridge resource, and defining the nature and extent of heavy REE-enriched mineralization at Whitetail Ridge and the East Taylor target. We are tremendously appreciative of the hard work and dedication of our outstanding and dedicated professional and technical staff.” Progress on the 2011 exploration programs for REE and gold is summarized below.

DRILLING SUMMARY

Bear Lodge rare earth drilling

As of 19 September the Company has drilled 42 core holes for a total of 30,980.5 feet (9,445m). The drilling was distributed as follows:

Bull Hill Resource Area/Bull Hill West target area

23 drill holes/18,339 feet (5,591m)

Whitetail Ridge

12 drill holes/10,032 feet (3,059m)

East Taylor

  7 drill holes/2,607.5 feet (795m)

The focus of the drilling in the Bull Hill Resource Area and Bull Hill West target area is the upgrade and expansion of the greater Bull Hill REE resource. The objective of the drilling at the Whitetail Ridge Resource Area is the definition and expansion of the current resource. Geological mapping and complementary geophysical and geochemical surveys all indicate that the Whitetail Ridge Resource Area has excellent potential for significant expansion.

Drilling at the East Taylor target area was undertaken to follow up on intercepts of high-grade REE mineralization identified in one of the Company’s 2010 gold exploration holes (SUN-090; see news release dated 4 August 2011). RC holes drilled in 2010 at East Taylor (SUN-090) and Carbon (SUN-076 and SUN-079) and the Whitetail Ridge REE resource are notable in that they contain elevated abundances of heavy REE that are enriched significantly over the Bull Hill deposit REE distribution.

Bear Lodge Rare Earth drilling – Areas with significant HREE enrichment and receipt of additional assay data

Three areas in the western half of the Bear Lodge REE district contain elevated abundances of heavy REE (Figure 2; Table 1), as announced on August 4, 2011. These areas are the Whitetail Ridge Resource Area and the Carbon and East Taylor targets. Seven additional drill holes were completed at the East Taylor target since August 4 for a total of 2,609.5 feet (796m) in order to confirm REE grade and distribution reported from reverse circulation drill hole SUN-090. Drill hole SUN-090 was drilled during the Company’s 2010 gold exploration program, and the included mineralized FMR (FeOx-MnOx-REE) vein material was recognized during detailed logging of the drill chips. Two other historical drill holes with FMR mineralization and surface geology help to demonstrate mineralization continuity along an approximate east-west trend. Assays are pending. Drill testing of the Carbon REE target is planned for late October.

The quantitative REE assay results reported for drill hole SUN-090 in the 4 August news release were for depth intervals from 45-100 feet (55 feet @ 3.38% TREO) and 105-160 feet (55 feet @ 7.84% TREO). The assay from the depth interval 100-105 feet had not been received at that time. The assay results are now complete, and the entire interval from 45 – 160 feet assays 5.94% TREO. The recalculated assay interval with the new data for individual REO is reported in Table 1.

Table 1.

Comparison of REO grades at Bull Hill, Whitetail Ridge, East Taylor, and Carbon

AREA	Bull Hill	Whitetail Ridge	East Taylor	Carbon
Resource Category Rare Earth Oxide	Indicated	Inferred	Exploration/SUN090, 45 -160’ (115 feet)	Exploration/SUN079, 15-45’ (30 feet)
La2O3	1.08	0.81	1.30	0.96
Ce2O3	1.64	1.19	2.46	1.89
Pr2O3	0.186	0.158	0.28	0.23
Nd2O3	0.65	0.64	0.95	0.91
Sm2O3	0.099	0.142	0.20	0.165
Eu2O3	0.021	0.042	0.060	0.040
Gd2O3	0.048	0.103	0.185	0.097
Tb2O3	0.0037	0.0115	0.027	0.013
Dy2O3	0.0104	0.0361	0.096	0.062
Y2O3	0.032	0.087	0.329	0.283
∑ Eu+Tb+Dy	0.0351	0.090	0.183	0.115
∑ Nd+Pr+Eu+Tb+Dy	0.871	0.888	1.413	1.255
Grade (%REO)	3.77	3.24	5.94	4.69
Metric Tonnes	4.45	1.5	------	------

Dr. Anthony N. Mariano is currently conducting mineralogical studies on mineralized FMR material from the East Taylor and Carbon target areas.

BULL HILL UPDATE
September 2011
REE_DRILL_COLLARS_2011
REE_DRILL_BEARINGS_2011
REE_DRILL_SITES_2011
Trench_2011
Carbon
WT11-01
CA-6
WT11-02
WT11-07
WT11-03
RES11-46
RES11-12
RES11-15
RES11-13
RES11-14
WT2
RES11-29;30;37;45
RES11-25
RES11-24
WT11-07
WT11-08
Whitetail Ridge
Bull Hill NW
BH11-14
RES11-17
RES11-9
RES11-16
BHT11-2
RES11-35;36;37
East Taylor
RES11-48
Bull Hill
BHT11-1
RES11-32
RES11-33
RES11-28
RES11-31
RES11-27
RES11-26
RES11-21;23;38
RES11-22
Bull Hill West
RES11-3
RES11-6
RES11-2
RES11-39
RES11-4
RES11-5
RES11-42
RES11-1
BH11-9
BH11-7
RES11-7
RES11-8
BH11-6
RES11-20
RES11-19
RES11-18
Prospects
Prospects
Mineshaft
Bull Hill
Whitetail
0
100
200
400
600
800
1,000
Meters
0
410
820
1,640
2,460
3,280
Feet
UTM NAD 27 ZONE 13N

Figure 1. 2011 REE drill hole locations

GEOLOGIC MAP
Greater Bull Hill Area
GEOL_MNZN_MNOX_VEINS
SUN_GEOL_SIM_DIATREME
SUN_GEOL_SIM_BRECCIA
SUN_GEOL_SIM_SYENITE
SUN_GEOL_SIM_PHONOLITE
SUN_GEOL_SIM_TRACHYTE
SUN_GEOL_SIM_DEADWOOD
Carbon REE
SUN-079
Whitetail Ridge
RES10-20/21
Bull Hill NW
Bull Hill
SUN-023
SUN-009
SUN-090
East Taylor
Bull Hill West
543000.000000
543500.000000
544000.000000
544500.000000
4927000.000000
4926500.000000
4926000.000000
N
0 125 250 500 750 1,000 Meters
0 415 830 1,660 2,490 3,320 Feet
UTM NAD 27 ZONE 13N

Figure 2. Bear Lodge REE district. The Whitetail Ridge resource area and the East Taylor and Carbon target areas are characterized by enrichments in HREE relative to REE abundances at the Bull Hill resource area.

Reverse circulation drilling – State lease section (Section 16)

Rare Element completed eleven reverse circulation drill holes for a total of 6,165 feet in its Wyoming State lease section (Section 16) since drilling began on June 25. The drilling tested several structural, geophysical, and low-level gold geochemical anomalies. Assays are pending. The area is under consideration for a potential storage facilities for the proposed Bull Hill rare earth mine. The drilling, along with a series of geotechnical test pits, represents initial efforts to determine the potential for economic concentrations of gold and REE. Thus far, geological mapping and surface sampling present little evidence for underlying economic gold and REE deposits in Section 16.

Sundance Gold Project drilling

Thirteen reverse circulation drill holes totaling 6,230 feet (1,899m) were completed on the Sundance project gold drilling program as of 19 September 2011. Eleven holes (4,910 feet/1,497m) were drilled on the Taylor Resource Area, and two holes(1,320 feet/402m) were drilled at the Smith Resource area. Drilling is continuing at the Smith Resource Area. Geological mapping and sampling of gold-anomalous areas are being carried out in support of the drilling and in order to identify new drill target areas.

Expected assay results

Rare Element anticipates release of the first batches of REE and gold assay results in October 2011.

TRENCHING SUMMARY

Two sets of trenches, totaling approximately 2,000 feet (610m) were developed across the Bull Hill REE deposit (Figure 1). The trenches were constructed in order to expose bedrock and obtain detailed structural information that will aid in understanding the structural controls of the REE-mineralized bodies. Dr. William Rehrig, a well-known consulting structural geologist, was retained to map the trenches and interpret both detailed and district structural data. These data and interpretations will be incorporated into a predictive model of REE mineralization for the deposit and district, and will help guide district exploration and drilling.

GEOPHYSICAL SURVEYS

A CSAMT (Controlled Source Audio Magneto Tellurics) survey was conducted along seven easterly-trending lines (13.6km; Figure 3).  The survey covered the area from south of the Bull Hill diatreme to the northern margin of the Carbon diatreme. The objective of the survey is to identify structures that may control REE and/or gold mineralization. The data are in the process of interpretation and incorporation into the REE and gold exploration models.

2

542000
543000
544000
545000
4928000
4927000
4926000
4925000
4924000
L4928000 N
L4927800 N
L4927600 N
L4927400 N
L4927200 N
L4927000 N
L4926800 N
L4926600 N
L4926400 N
L4926200 N
L4926000 N
2011 CSAMT SURVEY
2010 CSAMT SURVEY
250
0
250
500
(meters)

Figure 1: ***Line location map***

CSAMT data were acquired using a 50-meter electric-field receiver dipole. Measurements were made in spreads consisting of four electric-field dipoles (4 Ex/1 Hy) with a magnetic-field antenna located in the center of the spread. The data were acquired in the broadside mode of operation with the electric-field dipoles oriented along the survey line and parallel to the transmitter dipole (x component). The magnetic antenna was oriented

Zonge Geosciences, Inc. *Sundance Project* *07 September 2011*

Figure 3. Location of CSAMT survey lines.

Rare Element Resources Ltd (TSX: RES & NYSE-AMEX: REE) is a publicly traded mineral resource company focused on exploration and development of rare-earth elements and gold on the Bear Lodge property.

Rare-earth elements are key components of the green energy technologies and other high-technology applications. Some of the major applications include hybrid automobiles, plug-in electric automobiles, advanced wind turbines, computer hard drives, compact fluorescent lights, metal alloys, additives in ceramics and glass, petroleum cracking catalysts, and a number of critical military applications. China currently produces more than 95% of the 130,000 metric tonnes of rare-earths consumed annually worldwide, and China has been reducing its exports of rare earths each year. The rare-earth market is growing rapidly, and is projected to accelerate if the green technologies continue to be implemented on a broad scale.

ON BEHALF OF THE BOARD

Donald E. Ranta, PhD, PGeo, President & CEO

For information, refer to the Company’s website at www.rareelementresources.com or contact:

Anne Hite, Director of Investor Relations Ahite@rareelementresources.com

Donald E. Ranta, PhD, PGeo, serves the Board of Directors of the Company as an internal, technically Qualified Person.  Technical information in this news release has been reviewed by Dr. Ranta and has been prepared in accordance with Canadian regulatory requirements that are set out in National Instrument 43-101.  This news release was prepared by Company management, who take full responsibility for content. Neither TSX nor its Regulation Services Provider (as that term is defined in the policies of the TSX) accepts responsibility for the adequacy or accuracy of this release.